April 8, 1997

CHINA

This is Bin Shi, the portfolio manager of the China Region Opportunity Fund. Today is April 8, 1997.

Since we recorded our last portfolio direct, several significant events happened. The Chinese paramount leader, Mr. Deng Xiao Ping, passed away. He was one of the pioneers of the economic and political reforms in China beginning in the late 70s and he has tremendous impact on the history of China. Although his death is a huge loss to China, we did not expect it would have any significant impact to the economy and the stock market. The market obviously agreed with us and has been performing relatively strongly since his death, especially the B share market. First, it was one of the most anticipated events and the market had discounted the event beforehand. In addition, the market believes that the economic and political reforms initiated by Mr. Deng is very much entrenched and there won't be any significant changes after his death. Of more significance to the market has been the interest rate concern. The Hong Kong market has been dogged by the possibility of higher interest rate since the beginning of this year and it sold off quite a bit when the Fed did raise the interest rate by 25 basis points. The property sector was the hardest hit. Although we were and still are underweighted in property stocks, we think the correction of the Hong Kong market is overdone. The physical market has been very strong. Unless there is a drastic move by the Fed, we don't think the strength in the physical market will be destroyed. We have been slowly buying on the dips and we remain positive on the Hong Kong market for the remainder of 1997.

Thank you for your interest in the China Region Opportunity Fund. The next update is scheduled for mid April.

If you would like to receive more information about the China Region Opportunity Fund or any of United Services other no-load mutual funds, please remain on the line so that our Investor Services Representatives can assist you.

For more fund-specific information from our portfolio managers, please press * and then 6 for Portfolio Direct.

ALL AMERICAN FUND

This is Bin Shi, the portfolio manager of the All American Fund. Today is February 18, 1997.

We have been expecting a correction and the market delivered one. The market sold off initially over the uncertainty of the interest rates and sold of f more after the Fed raised interest rates by 25 basis points. We think that investors should not worry about the interest rate environment too much. Of course, it is not going to be as favorable as it has been in the past. However, there is little evidence of real inflation and we think inflation, though it may be on the way up, will remain subdued for a long time to come. We have been adding interest rate sensitive stocks during the recent correction because they were sold off the most and we feel the decline has more than discounted the uncertainty over the interest rates. We continue to like the technology sector after its recent decline, especially some of those beaten-down technology stocks, such as Computer Associate and Cisco Systems. We feel they were unjustifiably punished by the market because a slowdown of their respective sector's growth. However, if one takes a long-term perspective, these stocks still offer better than average growth opportunities. Our selective buying of retail stocks paid off recently. Garden Ridge, Ross Stores, and Home Depot, all of them outperformed the market for the last month or so. We still like them at the current valuation level.

Thank you for your interest in the All American Fund. The next update is scheduled for mid April.

If you would like to receive more information about the All American Fund or any of United Services other no-load mutual funds, please remain on the line so that our Investor Services Representatives can assist you.

For more fund-specific information from our portfolio managers, please press * and then 6 for Portfolio Direct.